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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                          DATED JUNE 13, 2001 FOR THE
                    JPMORGAN H&Q IPO & EMERGING COMPANY FUND

The first paragraph on page 25 has been replaced with:

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) through an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

                                                                H&Q SAI-SUPP-601